UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2006

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Slide Presentation of DTE Energy Company dated November 7, 2006
Supplemental Presentation Materials
News Release

Item 2.02. Results of Operations and Financial Condition.
DTE Energy Company (“DTE Energy” or the “Company”) announced today that due to the finalization of the accounting analysis, documentation and disclosures associated with various asset impairments identified by DTE Energy within its Power and Industrial Projects business segment, discussed during the company’s third quarter earnings call and to be further discussed at the Edison Electric Institute Financial Conference presentation today, DTE Energy will not be able to complete the financial statements for the quarterly period ended September 30, 2006, on or before the filing deadline of November 9, 2006, with the Securities and Exchange Commission. The additional work also created a delay in Deloitte & Touche LLP, DTE Energy’s independent registered public accounting firm, reviewing the company’s quarterly financial statements. Although its review is ongoing at this time, the Company anticipates filing a notification with the Securities and Exchange Commission on Form 12b-25, no later than November 13, 2006, seeking an extension of up to five calendar days to file DTE Energy’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006. Deloitte & Touche LLP has informed us that its work will be finished in time to permit a timely filing of the Form 10-Q within that five-day period.
Item 7.01. Regulation FD Disclosure.
DTE Energy is furnishing the Securities and Exchange Commission (“SEC”) with its slide presentations issued November 7, 2006. A copy of the slide presentations are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference. A copy of a News Release which summarizes the key points in the above referenced presentations is attached hereto as Exhibit 99.3 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Slide Presentation of DTE Energy Company dated November 7, 2006.

99.2	Supplemental Presentation Materials of DTE Energy Company dated November 7, 2006.

99.3	News Release of DTE Energy Company dated November 7, 2006.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s 2005 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 7, 2006

DTE ENERGY COMPANY (Registrant)
/s/ Peter B. Olesiak
Peter B. Oleksiak
Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation of DTE Energy Company dated November 7, 2006.

99.2	Supplemental Presentation Materials of DTE Energy Company dated November 7, 2006.

99.3	News Release of DTE Energy Company dated November 7, 2006.